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                             UTILICORP UNITED INC.
                              AMENDED AND RESTATED
                           1986 STOCK INCENTIVE PLAN

1.       PURPOSE

         The UtiliCorp United Inc. Amended and Restated 1986 Stock Incentive Plan is designed to enable qualified executive, managerial, supervisory and professional personnel of UtiliCorp United Inc. to acquire or increase their ownership of the $1.00 par value common stock of the Company on reasonable terms. The opportunity so provided is intended to foster, in participants, a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals in the future.

2.       DEFINITIONS

         When used herein, the following terms shall have the meaning set forth below:

         2.1      "Award" shall mean an Option or a Restricted Stock Award.

         2.2      "Board" means the Board of Directors of UtiliCorp United Inc.

         2.3 "Committee" means the members of the Board's Compensation Committee, which shall consist solely of two or more directors who are both (a) "non-employee directors" under Rule 16b-3(b)(3) promulgated under Section 16 of the Exchange Act, or any successor provision thereto and (b) "outside directors" under Section 162(m) of the Code.

         2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.5      "Company" means UtiliCorp United Inc., a Delaware corporation.

         2.6 "Fair Market Value" means, with respect to the Company's Shares, the mean between the high and low prices of Shares on the New York Stock Exchange Composite Tape on, as applicable: (a) the day on which an Award is granted; (b) the day all restrictions lapse for a Restricted Stock Award; or (c) the day Shares are delivered in lieu of current cash compensation as permitted by the Plan or, if there should be no sale on that date, on the next preceding day on which there was a sale.

         2.7      "Grantee" means a person to whom an Award is made.


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         2.8 "Incentive Stock Option" or "ISO" means an Option awarded under the
Plan which meets the terms and conditions established by Section 422 of the Code and applicable regulations.

         2.9 "Non-Qualified Stock Option" or "NQSO" means an Option awarded under the Plan other than an ISO.

         2.10 "Option" means the right to purchase a number of Shares, at a price, for a term, under conditions, and for cash or other considerations fixed by the Committee and expressed in the written instrument evidencing the Option. An Option may be either an ISO or NQSO.

         2.11 "Plan" means the Company's Amended and Restated 1986 Stock Incentive Plan.

         2.12 "Restricted Stock Award" means the grant of a right to receive a number of Shares at a time or times fixed by the Committee in accordance with the Plan and subject to such limitations and restrictions as the Plan and the Committee impose, all as expressed in the written instrument evidencing the Restricted Stock Award.

         2.13 "Right of First Refusal" means the right of the Company to be given the opportunity to purchase Shares issued pursuant to Awards under the Plan at their then Fair Market Value, in the event the holder of such Shares desires to sell the Shares to any other person. This right may apply to any Shares awarded under the Plan under terms and conditions established by the Committee at the time of Award and included in the written instrument evidencing the Award, and shall apply to sales by the Grantee or the Grantee's guardian, legal representative, joint tenant, tenant in common, heir or successors.

         2.14 "Shares" means shares of the Company's $1.00 par value common stock or, if by reason of the adjustment provisions hereof any rights under an Award under the Plan pertain to any other security, such other security.

         2.15 "Subsidiary" means any business, whether or not incorporated, in which the Company, at the time an Award is granted to an employee thereof, or in other cases, at the time of reference, owns directly or indirectly not less than 50 percent of the equity interest except that with respect to an ISO the term "Subsidiary" shall have the meaning set forth in Section 425(f) of the Code.

         2.16 "Successor" means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to exercise an Option, or to receive Shares issuable in satisfaction of a Restricted Stock Award, by bequest,


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inheritance or permitted transfer as provided in accordance with Section 8 hereof, or by reason of the death of the Grantee, as provided in accordance with
Section 9 hereof.

         2.17 "Term" means the period during which a particular Option may be exercised or the period during which the restrictions placed on a Restricted Stock Award are in effect.

3.       ADMINISTRATION OF THE PLAN

         3.1 The Plan shall be administered by the Committee.

         3.2 Subject to the provisions of the Plan, the Committee shall have the sole authority to determine:

                  (i) the employees of the Company and its Subsidiaries to whom Awards shall be granted;

                  (ii) the number of Shares to be covered by each Award;

                  (iii) the price to be paid for the Shares upon the exercise of each Option;

                  (iv) the Term within which each Option may be exercised;

                  (v) the terms and conditions of each Option, which may include provisions for payment of the option price in Shares at the Fair Market Value of such Shares on the day of their delivery for such purpose;

                  (vi) the restrictions on transfer and forfeiture conditions with respect to the Award; and

                  (vii) any other terms and conditions of the Award.

         3.3 The Committee may construe and interpret the Plan, reconcile inconsistencies thereunder and supply omissions therefrom. Any decision or action taken by the Committee in the exercise of such powers or otherwise, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations shall be conclusive and binding upon all Grantees, and any other person claiming under or through any Grantee.

         3.4 The Committee shall designate one of its members as Chairman. It shall hold its meetings at such times and places as may be determined. All determinations of the Committee shall be made by a majority of its members at the time in office. Any determination reduced to writing and signed by a majority of the members of the


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Committee at the time in office shall be fully as effective as if it had been made at a meeting duly called and held. The Committee may appoint a Secretary, who need not be a member of the Committee, and may establish and amend such rules and regulations for the conduct of its business and the administration of the Plan as it shall deem advisable.

         3.5 No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his service on the Committee. Service on the Committee is hereby specifically declared to constitute service as a Director of the Company, to the end that the members of the Committee shall, in respect of their acts and omissions as such, be entitled to the limitation of liability, indemnification and reimbursement as Directors of the Company pursuant to its Certificate of Incorporation, Bylaws and to the benefits of any insurance policy maintained by the Company providing coverage with respect to acts or omission of Directors of the Company.

         3.6 The Committee shall regularly inform the Board as to its actions under the Plan in such manner, at such times, and in such form as the Board may request.

         3.7 Notwithstanding the foregoing, in the event the Committee shall not exist at any time during the term of this Plan, the Plan shall be administered by the Board of Directors.

4.       ELIGIBILITY

         Awards may be made under the Plan only to the class of employees of the Company or of a Subsidiary, including officers, consisting of those employees who have executive, managerial, supervisory or professional responsibilities ("Eligible Employees"). A Director who is not an employee shall not be eligible to receive an Award. Awards may be made to Eligible Employees whether or not they have received prior Awards under the Plan or under any other plan, and whether or not they are participants in other benefit plans of the Company.

5.       SHARES SUBJECT TO PLAN

         2,262,644 1 Shares are hereby reserved for issuance in connection with Awards under the Plan and the issuance of Shares pursuant to
Section 19, below. The Shares so used may be Shares held in the treasury, however acquired, or Shares which are authorized but unissued. Any Shares subject to Options which lapse unexercised, and any Shares forming part of a Restricted Stock Award which do not vest in the Grantee, shall once again be available for grant of Awards.


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1 262,644 Shares remain unissued under the 1986 Stock Incentive Plan and
2,000,000 additional Shares have been added to the Plan hereunder.


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6.       GRANTING OF OPTIONS

         6.1 Subject to the terms of the Plan, the Committee may from time to time grant Options to Eligible Employees.

         6.2 Pursuant to the Code and applicable regulations, the aggregate Fair Market Value (determined at the time the Option is granted) of Shares as to which ISOs are exercisable for the first time by a Grantee during any calendar year (under all Plans of the Grantee's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. No ISO shall be granted to a Grantee who, at the time the ISO is granted, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Grantee's employer corporation or of its parent or subsidiary corporation unless, at the time the ISO is granted, the Option price is at least 110 percent of the Fair Market Value of the stock subject to the ISO, and the ISO by its terms is not exercisable after the expiration of five years from the date the ISO is granted.

         6.3 The purchase price of each Share subject to an Option shall be fixed by the Committee, but shall not be less than the greater of the par value of the Share or 100 percent of the Fair Market Value of the Share on the date the Option is granted, except as otherwise provided in Section 6.2 with respect to a 10 percent stockholder.

         6.4 Each Option shall expire and all rights to purchase Shares thereunder shall terminate on the date fixed by the Committee and expressed in the written instrument evidencing the Option, which date in the case of ISOs shall not be after the expiration of ten years from the date the Option is granted, except as otherwise provided in Section 6.2 with respect to a 10 percent stockholder.

         6.5 Subject to the terms of the Plan each Option shall become exercisable at the time, and for the number of Shares, fixed by the Committee and expressed in the written instrument evidencing the Option; provided, however, that during any fiscal year of the Company, no Grantee shall be granted Options covering more than 150,000 Shares. Except to the extent otherwise provided in or pursuant to Sections 9 and 10, no Option shall become exercisable as to any Shares prior to the first anniversary of the date on which the Option was granted.

         6.6 Subject to the terms of the Plan, the Committee may at the time of the Award make all or any portion of Option Shares subject to a Right of First Refusal for any period of time designated by the Committee in the written instrument evidencing the Awards.

7.       RESTRICTED STOCK AWARDS


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         7.1 Subject to the terms of the Plan, the Committee may also grant
Eligible Employees Restricted Stock Awards.

         7.2 The number of Shares covered thereby and other terms and conditions of any such Restricted Stock Award, including the period for which and the conditions on which the Shares included in the Award will be subject to forfeiture and restrictions on transfer or on the ability of the Grantee to make elections with respect to the taxation of the Award without the consent of the Committee, shall be determined by the Committee and expressed in the written instrument evidencing the Award; provided, however, that during any fiscal year of the Company, no Grantee shall receive Restricted Stock Awards covering more than 150,000 Shares. Except as provided in or pursuant to Sections 9 and 10, no such restrictions shall lapse earlier than the first, or later than the tenth, anniversary of the date on which the Award was granted.

         7.3 Subject to the terms of the Plan, the Committee may at the time of the Award make all or portion of the Shares awarded under a Restricted Stock Award subject to a Right of First Refusal for any period of time designated by the Committee and expressed in the written instrument evidencing the Award.

         7.4 The Committee, in its sole discretion, may impose performance restrictions on Restricted Stock Awards as it may deem advisable or appropriate in accordance with this Section 7.4.

                  7.4.1 The Committee may set restrictions based upon (a) the achievement of specific performance objectives (Company-wide, divisional or individual), (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its sole discretion.

                  7.4.2 For purposes of qualifying Restricted Stock Awards as "performance-based compensation" under Section 162(m) of the Code, the Committee, in its sole discretion, may set restrictions based upon the achievement of performance goals. The performance goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock Awards to qualify as "performance-based compensation" under Section 162(m) of the Code. In granting Restricted Stock Awards that are intended to qualify under Code Section 162(m), the Committee shall follow any procedures determined by it in its sole discretion from time to time to be necessary, advisable or appropriate to ensure qualification of the Restricted Stock Awards under Code Section 162(m) (e.g., in determining the performance goals).

8        NON-TRANSFERABILITY OF RIGHTS


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         Except for certain transfers of Non-Qualified Stock Options to family members, trusts and charities, or pursuant to domestic relations orders, which the Committee in its sole discretion may permit, no Option and no rights under any Restricted Stock Award shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution, and, except for permitted transferees, each Option may be exercised during the lifetime of the Grantee only by him.

9        DEATH OR TERMINATION OF EMPLOYMENT

         9.1 Subject to the provisions of the Plan, the Committee may make and include in the written instrument evidencing an Option such provisions concerning exercise or lapse of the Option on death or termination of employment as it shall in its discretion determine.

         9.2 No ISO shall be exercisable after the date which is three months following the Grantee's termination of employment for any reason other than death or disability, unless (a) the Grantee dies during such three-month period, and (b) the written instrument evidencing the Award or the Committee permits later exercise. No ISO may be exercised more than one year after the Grantee's termination of employment on account of disability, unless (a) the Grantee dies during such one-year period and (b) the written instrument evidencing the Award or the Committee permits later exercise.

         9.3 The effect of death or termination of employment on Shares issuable or deliverable pursuant to any Restricted Stock Awards shall be as stated in the written instrument evidencing the Award.

         9.4 A transfer of employment between the Company and a Subsidiary, or between Subsidiaries, shall not constitute a termination of employment for purposes of the Award and the Plan.

10.      PROVISIONS RELATING TO TERMINATION OF THE COMPANY'S SEPARATE EXISTENCE

         The Committee may provide that in the event of a Change in Control, any or all Options granted under the Plan shall be immediately exercisable in full and the restrictions relating to any or all Restricted Stock Awards made under the Plan shall immediately lapse.

         A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

              (1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the


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                  Company or its affiliates, other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

              (2) the following individuals cease for any reason to constitute at least two-thirds (2/3) of the number of directors then serving: individuals who, on August 4, 1998, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company (as such terms are used in Rule 14A-11 of Regulation 14A under the Exchange Act)) whose appointment or election by the Board or nomination of election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on August 4, 1998, or whose appointment, election or nomination for election was previously approved; or

              (3) the execution of an agreement in which the Company agrees to merge or consolidate with any other entity, other than (i) a merger or consolidation which would result in (A) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, greater than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, (B) such of Richard C. Green, Jr. and Robert K. Green continue as members of the board of directors of the surviving entity or ultimate parent thereof as were members of the Board of the Company immediately prior to such transaction, and (C) individuals described in paragraph (2) above constitute more than one-half of the members of the board of directors of the surviving entity or ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates, other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

              (4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or


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                  disposition by the Company of all or substantially all of the
                  Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, greater than 50% of the combined voting power of the voting securities of which is owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

         Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

         For purposes of this Section 10, the following definitions shall apply:

         (a) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

         (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (c) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

         The Committee may amend any existing Option or Restricted Stock Award to reflect this provision, provided, however, that should the Company determine that shareholder or regulatory approval of this provision is required and such shareholder or regulatory approval is not obtained by December 31, 1999, any such amendment shall be null and void.

11.      WRITINGS EVIDENCING AWARDS

         Each Award granted under the Plan shall be evidenced by a writing which may, but need not be, in the form of an agreement to be signed by the Grantee. The writing shall set forth the nature and size of the Award, its Term, the other terms and conditions thereof, and such other matters as the Committee directs. Acceptance of any benefits of an Award by the Grantee shall be an assent to the terms and conditions set


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forth therein, whether or not the writing is in the form of an agreement signed by the Grantee.

12.      EXERCISE OF RIGHTS UNDER AWARDS

         12.1 A person entitled to exercise an Option may do so only by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other information which the Committee has previously prescribed and of which such person has been notified.

         12.2 Such a notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased thereunder, with such payment being made in cash or Shares having a Fair Market Value on the date of exercise of the Option equal to the purchase price payable under the Option, or a combination of cash and Shares, and no Shares shall be issued upon exercise of an Option until full payment has been made therefor; provided that the Committee may disapprove any payment in part or full by the transfer of Shares to the Company.

         12.3 Upon exercise of an Option or after grant of a Restricted Stock Award under which a Right of First Refusal has been required with respect to some or all of the Shares subject to such Option, or included in the Restricted Stock Award, the Grantee shall be required to acknowledge, in writing, his or her understanding of such Right of First Refusal and the legend which shall be placed on the certificates for such Shares in respect thereof.

         12.4 All notices or requests by a Grantee provided for herein shall be delivered to the Secretary of the Company.

13.      EFFECTIVE DATE OF THE PLAN AND DURATION

         The Plan shall be effective as of September 1, 1995, and no Awards may be granted under the Plan after September 1, 2005, although the terms of any Award may be amended at any time prior to the expiration of the Award in accordance with the Plan.

14.      DATE OF AWARD

         The date of an Award shall be the date on which the Committee's determination to grant the same is final, or such latter date as shall be specified by the Committee in connection with such determination.

15.      STOCKHOLDER STATUS


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         No person shall have any rights as a stockholder by virtue of the grant of an Award under the Plan except with respect to Shares actually issued to that person.


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16.      POSTPONEMENT OF EXERCISE

         The Committee may postpone any exercise of an Option or the delivery of any Shares pursuant to a Restricted Stock Award for such period as the Committee in its discretion may deem necessary in order to permit the Company (i) to effect or maintain registration of the Plan or the Shares issuable upon the exercise of an Option or distributable in satisfaction of a Restricted Stock Award under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (ii) to permit any action to be taken in order to comply with restrictions or regulations incident to the maintenance of a public market for its Shares or to list the Shares thereon; or (iii) to determine that such Shares and the Plan are exempt from such registration or that no action of the kind referred to in (ii) above need be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to permit the exercise of an Option to sell or deliver Shares in violation of the Securities Act of 1933 or other applicable law. Any such postponement shall not extend the Term of an Option nor shorten the Term of a restriction applicable under any Restricted Stock Award; and neither the Company nor its directors or officers or any of them shall have any obligation or liability to the Grantee of an Award, to any Successor of a Grantee or to any other person with respect to any Shares as to which an Option shall lapse because of such postponement or as to which issuance under a Restricted Stock Award was thereby delayed.

17.      TERMINATION, SUSPENSION OR MODIFICATION OF PLAN

         The Board may at any time terminate, suspend or modify the Plan, except that the Board shall not, without authorization of the stockholders of the Company, effect any change (other than through adjustment for changes in capitalization as herein provided) which increases the aggregate number of Shares for which Awards may be granted or sold, materially amends the formula for determining the purchase price of Shares on which Options may be granted, changes the class of employees eligible to receive Awards, extends the period during which Awards may be granted or removes the restrictions set forth in this sentence.

         No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Grantee or any Successor under an Award granted before the date of such termination, suspension or modification unless such Grantee or Successor shall consent thereto. Adjustments for changes in capitalization or corporate transactions as provided for herein shall not, however, be deemed to adversely affect such right.

18.      ADJUSTMENTS FOR CHANGES IN CAPITALIZATION AND CORPORATE TRANSACTIONS


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         Any change in the number of outstanding shares of the Company occurring through stock splits, combination of shares, recapitalization, or stock dividends after the adoption of the Plan shall be appropriately reflected in an increase or decrease in the aggregate number of Shares then available for the grant of Awards under the Plan, or to become available through the termination, surrender or lapse of Awards previously granted and in the numbers of Shares subject to Restricted Stock Awards then outstanding; and appropriate adjustments shall be made in the per Share option price and/or number of Shares subject to the Option as to any outstanding Options. No fractional Shares shall result from such adjustments. Similar adjustments shall be made in the event of distribution of other securities in respect of outstanding Shares or in the event of a reorganization, merger, consolidation or any other change in the corporate structure or Shares of the Company, if and to the extent that the Committee deems such adjustments appropriate.

19.      DELIVERY OF SHARES IN LIEU OF CASH INCENTIVE AWARDS OR DIRECTOR'S FEES

         (a) Any employee otherwise eligible for an Award under the Plan who is eligible to receive a cash bonus or incentive payment from the Company under any management bonus or incentive plan of the Company or entitled to receive a cash payment for services rendered as a Director, may make application to the Committee in such manner as may be prescribed from time to time by the Committee to receive Shares available under the Plan in lieu of all or any portion of such cash payment. Such an application may be made by, and approved with respect to, a member of the Committee.

         (b) The Committee may in its discretion honor such application by delivering Shares available under the Plan to such employee, equal in Fair Market Value on the delivery date to that portion of the cash payment otherwise payable to the employee under such bonus or incentive plan, or for services rendered as a Director, for which a Share delivery is to be made in lieu of cash payment.

         (c) Any Shares delivered to an employee under this Section shall reduce the aggregate number of Shares authorized for issuance and delivery under the Plan.

         (d) Such applications and such delivery of Shares shall not be permitted after the expiration of ten years from the effective date of the Plan. Delivery of such Shares shall be deemed to occur on the date certificates therefor are sent by United States mail or hand-delivered to the recipient.

20.      NON-UNIFORM DETERMINATION PERMISSIBLE


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         The Committee's determination under the Plan including, without limitation, determinations as to the persons to receive Awards, the form, amount and type of Awards (i.e., ISOs, NQSOs or Restricted Stock Awards), the terms and provisions of Awards, the written instruments evidencing such Awards, and the granting or rejecting of applications for delivery of Shares in lieu of cash bonus or incentive payments or compensation of a Director need not be uniform as among persons similarly situated and may be made selectively among otherwise eligible employees or Directors, whether or not such employees or Directors are similarly situated.

21.      TAXES

         (a) The Company shall be entitled to withhold the amount of any withholding tax payable with respect to any Awards or Shares delivered in lieu of cash payments. The person entitled to receive Shares pursuant to the Award will be given notice as far in advance as practicable to permit such cash payment to be made to the Company. The Company may defer making delivery of Shares until indemnified to its satisfaction with respect to any such withholding tax.

         (b) Notwithstanding the foregoing, at any time when a Grantee is required to pay to the Company an amount required to be withheld under applicable income tax laws, the Grantee may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on the closing price of the Shares on the New York Stock Exchange on the date that the amount of tax to be withheld shall be determined ("Tax Date"). Each Election must be made on or prior to the Tax Date. The Committee may disapprove any Election or may suspend or terminate the right to make Elections. An Election is irrevocable.

22.      TENURE

         An employee's right, if any, to continue in the employ of the Company or a Subsidiary shall not be affected by the fact that he is a participant under this Plan; and the Company or Subsidiary shall retain the right to terminate his employment without regard to the effect such termination may have on any rights he may have under the Plan.

23.      APPLICATION OF PROCEEDS

         The proceeds received by the Company from sale of its Shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

24.      OTHER ACTIONS


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         Nothing in the Plan shall be construed to limit the authority of the
Company to exercise all of its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant Options for proper corporate purposes otherwise than under the Plan to any employee or any other person, firm, corporation, association or other entity, or to grant Options to, or assume Options of, any person in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of all or any part of the business or assets of any person, firm, corporation, association or other entity.

                                  AMENDMENT TO
                              AMENDED AND RESTATED
                           1986 STOCK INCENTIVE PLAN


         The UtiliCorp United Inc. Amended and Restated 1986 Stock Incentive Plan (the "Plan") is hereby amended as follows:

         Section 10 is hereby deleted in its entirety and a new Section 10 is hereby added to read as follows:

10.      PROVISIONS RELATING TO TERMINATION OF THE COMPANY'S SEPARATE EXISTENCE

         The Committee may provide that in the event of a Change in Control, any or all Options granted under the Plan shall be immediately exercisable in full and the restrictions relating to any or all Restricted Stock Awards made under the Plan shall immediately lapse.

         A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                  (1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates, other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

                  (2) the following individuals cease for any reason to constitute at least two-thirds (2/3) of the number of directors then serving: individuals who, on August 4, 1998, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company (as such terms are used in Rule 14A-11 of Regulation 14A under the Exchange
                           Act)) whose appointment or election by the Board or nomination of election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on August 4, 1998, or whose appointment, election or nomination for election was previously approved; or

                  (3) the execution of an agreement in which the Company agrees to merge or consolidate with any other entity, other than (i) a merger or consolidation which would result in (A) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, greater than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, (B) such of Richard C. Green, Jr. and Robert K. Green continue as members of the board of directors of the surviving entity or ultimate parent thereof as were members of the Board of the Company immediately prior to such transaction, and (C) individuals described in paragraph (2) above constitute more than one-half of the members of the board of directors of the surviving entity or ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates, other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

                  (4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, greater than 50% of the combined voting power of the voting securities of which is owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

         Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

         For purposes of this Section 10, the following definitions shall apply:

         (a) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

         (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (c) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

         The Committee may amend any existing Option or Restricted Stock Award to reflect this provision, provided, however, that should the Company determine that shareholder or regulatory approval of this provision is required and such shareholder or regulatory approval is not obtained by December 31, 1999, any such amendment shall be null and void.